UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                          Date of Report: April 7, 2005
                        --------------------------------
                        (Date of earliest event reported)


                              OSK CAPITAL III CORP.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


           COLORADO                000-30023                 84-1491676
           -------                 ---------                 ----------
          State of                Commission                IRS Employer
        incorporation             File Number           Identification Number


                               1 Place Ville-Marie
                                   Suite 2821
                                  Montreal, Qc
                                     H3B 4R4
             -------------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-448-6710
                              --------------------
                           (Issuer's telephone number)

                      P. O. Box 461029, Glendale, CO 80220

           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On April 7, 2005, Mr. Francis Mailhot resigned as President and CEO of OSK CAPITAL III CORP. Mr. Francis Mailhot will remain as a director of CAPITAL III CORP.

On April 7, 2005, Mr. Roger Morlan, Ms. Myra Batista and Ms. Angela Buffa have been appointed as directors of CAPITAL III CORP.

Ms. Angela Buffa has been appointed as President and CEO of OSK CAPITAL III
CORP.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

None.


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undesigned hereunto duly authorized.

                                                     OSK CAPITAL III CORP.


DATE: April 21, 2005                                 /s/ Francis Mailhot
                                                     ------------------------
                                                     Francis Mailhot
                                                     Director
                                                     OSK CAPITAL III CORP.